CROFT-LEOMINSTER
                                   INCOME FUND








                                  ANNUAL REPORT
                                 APRIL 30, 1997

Dear Fellow Shareholder:

During the twelve month period ended April 30, 1997, the Croft-Leominster Income Fund gained 10.5% on a total return basis. Since its inception date of May 4, 1995 through April 30, 1997, the Income Fund has gained 21.8% on a total return basis.* We continue to perform well relative to our peers. The Wall Street Journal's Mutual Fund Scorecard ranked the Income Fund 5th out of 108 BBB rated bond funds** for the one-year period ending April 30, 1997, as determined by Lipper Analytical Services, Inc. Over the longer term, the same portfolio in a limited partnership format has achieved a 11.2% annualized return since inception (January 1, 1992) compared to a 6.3% annualized return for the Lehman Brothers Intermediate Government/Corporate Bond Index over the same time period.***

Our credit analysis attempts to identify fixed-income securities which have potential for ratings upgrades through enhanced cash flow and improved operating environments. Of the fifty-seven corporate bond issues held in the fund, thirteen have been upgraded by Standard and Poor's and/or Moody's in the preceding year while only four issues have been downgraded. Two of these issues, IMC Global and Maxus Energy, were upgraded from non-investment grade to investment grade status. Subsequently, these issues experienced price appreciation as a result of the improved credit outlook.

As of April 30, 1997 the Income Fund's bond portfolio had the following characteristics: weighted average yield to maturity of 8.6%, average duration of
8.5 years, and weighted average maturity of 19.4 years.

The Income Fund maintains strong industry diversification, with its corporate bonds dispersed among nineteen different industries and fifty-seven different securities. This diversification helps to minimize both credit and event risks. In addition, the Fund attempts to minimize the risk of early redemption by holding a number of bonds which are either selling at a discount or are non-callable for life.

Over the past six months, our most significant portfolio additions have been in the energy sector. We have added positions in several companies which have attractive yields relative to their assets and cash flow potential.

Thank you for investing in the Croft-Leominster Income Fund. We will continue to work hard to justify your confidence in the Income Fund.

                                        Sincerely yours,


                                        Gordon Croft
                                        Vice President
                                        June 13, 1997


 * Past performance is not indicative of future performance. Investment return and principal value will fluctuate. An investor's shares, when redeemed, may be worth more or less than the original value.

 ** Category consists of mutual funds which generally invest at least 65% of their assets in corporate bonds with BBB or better credit rating and may hold government bonds. The total return does not include fees which were waived during the period on which the ranking was based. If such fees were not waived the total return would have been adversely affected.

 *** The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the limited partnership had been registered under the 1940 Act, its performance may have been adversely affected.


                            CROFT FUNDS CORPORATION
                             SCHEDULE OF INVESTMENTS
                          CROFT-LEOMINSTER INCOME FUND
                                 April 30, 1997

--------------------------------------------------------------------------------


Shares                                          Market Value
------                                          ------------


COMMON STOCKS  6.69%

BOND FUNDS  6.69%
 6,200   Alliance World Dollar Govt.II .........   $ 82,925
 3,700   Latin America Dollar Income Fund ......     54,575
 6,731   Morgan Stanley Emerging Mkt Debt Fd ...     90,868
 9,500   Salomon Brothers Worldwide Income Fd ..    138,938
10,300   Templeton Emerging Markets Income Fund.    128,750
                                                    -------

TOTAL COMMON STOCKS (Cost $458,956) ............    496,056
                                                    -------
PREFERRED STOCKS  2.56%

CONVERTIBLE PREFERRED  1.44%
2,100    Bethlehem Steel $5.00 Conv PFD .........   106,575
                                                    -------

PREFERRED STOCKS  1.12%
   500   Allied Irish 11.875% PFD ...............    13,563
   650   California Fed Bank 10.625% PFD B ......    69,550
                                                    -------
                                                     83,113
                                                     ------
TOTAL PREFERRED STOCKS (Cost $177,815) ..........   189,688
                                                    =======

   The accompanying notes are an integral part of these financial statements.


                            CROFT FUNDS CORPORATION
                             SCHEDULE OF INVESTMENTS
                          CROFT-LEOMINSTER INCOME FUND
                                 April 30, 1997

--------------------------------------------------------------------------------


Principal Value                                  Market Value
---------------                                  ------------

BONDS  88.18%

AUTOS & AUTOMOTIVE PRODUCTS  1.48%
95,000   Ford Holdings Inc. Debentures .........   $110,023

CABLE TV & CELLULAR  6.48%
185,000   CF Cable TV Inc. Senior Sec. Notes ....   200,725
225,000   Tele-Communications Senior Debentures..   213,466
 70,000   Tele-Communications Senior Debentures .    66,692
                                                    -------
                                                    480,883
                                                    -------
CAPITAL GOODS  1.29%
90,000   Caterpillar Inc. Sinking Fund
            Debentures .........................     95,871
                                                    -------

CHEMICALS  4.11%
105,000   ARCO Chemical Co. Debentures .........    127,165
 20,000   General Chemical Corp. Senior
              Subordinated Notes ...............     20,100
 30,000   IMC Fertilizer Senior Debentures .....     34,685
110,000   Rexene Corp. Senior Notes ............    122,787
                                                    -------
                                                    304,737
                                                    -------
CONTAINERS & PAPER  16.89%
  140,000  Champion International Debentures ...    130,175
   46,000  Georgia-Pacific Corp. Debentures ....     51,380
  365,000  Georgia-Pacific Corp. Debentures ....    393,650
  465,000  Georgia-Pacific Corp. Debentures ....    485,847
   20,000  Owens-Illinois Inc. Senior
             Subordinated Notes ................     21,000
  125,000  Stone Container Corp. Senior
              Subordinated Debentures ..........    118,750
   55,000  Stone Container Corp. Senior
              Subordinated Debentures ..........     52,662
                                                  ---------
                                                  1,253,464
                                                  ---------
CONVERTIBLE BONDS  0.64%
   50,000  Kelley Oil & Gas Corp. Convertible
              Subordinated Debentures...........     47,625

ELECTRIC & GAS UTILITIES  4.09%
   70,000  Monongahela Power 1st Mortgage ......     72,413
  115,000  Old Dominion Electric 1st Mortgage ..    123,155
  100,000  Penn Power & Light 1st Mortgage .....    108,106
                                                    -------
                                                    303,674
                                                    -------



   The accompanying notes are an integral part of these financial statements.



                            CROFT FUNDS CORPORATION
                             SCHEDULE OF INVESTMENTS
                          CROFT-LEOMINSTER INCOME FUND
                                 April 30, 1997

--------------------------------------------------------------------------------


Principal Value                                  Market Value
---------------                                  ------------



ENERGY & ENERGY SERVICES  3.36%
  30,000   Costilla Energy Inc. Senior Notes ..    $ 30,375
  65,000   Maxus Energy Corp. Senior
               Subordinated Notes .............      68,087
 100,000   Mariner Energy Corp Senior
               Subordinated Notes . ...........     100,750
  50,000   National Energy Group Senior
               Subordinated Notes .............      50,000
                                                    -------
                                                    249,212
                                                    -------
FINANCIAL SERVICES  11.96%
 225,000   Aetna Services Inc. Debentures ....      220,438
  55,000   Aetna Services Inc. Debentures ....       51,562
 100,000   Chase Manhattan Corp. New
             Subordinated Notes ..............      100,349
  15,000   ITT Corp. Senior Subordinated
             Debentures ......................       15,368
  95,000   Lincoln National Corp. Debentures .      100,770
 160,000   Reliance Group Holdings Senior
             Subordinated Debentures .........      164,600
 230,000   Torchmark Corp. Sinking Fund
             Debentures ......................      234,482
                                                    -------
                                                    887,569
                                                    -------
FOOD & DRUG PRODUCERS  2.21%
 80,000   Borden Inc. Sinking Fund
          Debentures .........................       78,213
 85,000   RJR Nabisco Inc. Notes .............       85,824
                                                    -------
                                                    164,037
                                                    -------
GAS & GAS TRANSMISSION  0.97%
 70,000   Bellwether Exploration Senior
             Subordinated Notes ..............       71,750
                                                    -------

INDUSTRIAL GOODS  6.88%
 85,000   Ametek Inc. Senior Notes ..........        88,400
 20,000   Deere & Co. Senior Debentures .....        21,264
 65,000   Westinghouse Electric Corp.
             Debentures .....................        67,010
370,000   Westinghouse Electric Corp.
             Debentures .....................       333,979
                                                    -------
                                                    510,653
                                                    -------
MEDIA & ENTERTAINMENT  5.89%
 35,000   Time Warner Entertainment Senior
             Debentures .....................        35,160
375,000   Time Warner Inc. Debentures .......       401,788
                                                    -------
                                                    436,948
                                                    -------
METALS & MINING 6.55%
180,000   Alcan Aluminum Ltd. Debentures ....       189,835
285,000   USX Corp. Debentures ..............       296,163
                                                    -------
                                                    485,998
                                                    -------



   The accompanying notes are an integral part of these financial statements.



                            CROFT FUNDS CORPORATION
                             SCHEDULE OF INVESTMENTS
                          CROFT-LEOMINSTER INCOME FUND
                                 April 30, 1997

--------------------------------------------------------------------------------


Principal Value                                  Market Value
---------------                                  ------------

MISC. CONSUMER GOODS & SERVICES  0.29%
 20,000   Integrated Health Services Senior
           Subordinated Notes ...............     $   21,400

RETAIL STORES  3.43%
 30,000   Dayton Hudson Co. Debentures .......        32,274
105,000   Sears Roebuck & Co. Notes ..........       122,204
100,000   Woolworth Corp Debentures .. .......        99,732
                                                      ------
                                                     254,210
                                                     -------
TECHNOLOGY  2.43%
125,000   Plantronics Inc. Senior Notes ......       129,375
 50,000   Tektronix Inc. Senior Notes ........        50,703
                                                      ------
                                                     180,078
                                                     -------

TELEPHONES & CELLULAR  4.69%
125,000   GTE Corp. Debentures ...............       139,557
 70,000   New York Telephone Debentures ......        76,852
 23,240   NYNEX Corp. Sinking Fund Debentures.        26,030
100,000   US West Communications Debentures ..       105,465
                                                     -------
                                                     347,904
                                                     -------
TEXTILES & APPAREL MANUFACTURING  3.06%
  30,000  Fieldcrest Cannon Inc. Senior
              Subordinated Debentures ........        31,425
  70,000  Fruit of the Loom Inc. Senior Notes.        65,672
 130,000  Westpoint Stevens Inc. Senior
              Subordinated Debentures ........       132,925
                                                     -------
                                                     227,022
                                                     -------
TRANSPORTATION  1.22%
  90,000  Union Pacific Corp. Sinking
              Fund Debentures ................        90,296
                                                      ------

US TREASURY  0.26%
  20,000  U.S. Treasury Note .................        19,144
                                                      ------

TOTAL BONDS  (Cost $6,355,616) ...............     6,542,498
                                                   ---------

SHORT TERM INVESTMENTS  1.09%
 80,581  Star Treasury Fund (Cost $80,581)...        80,581

TOTAL INVESTMENTS  (Cost $7,072,967).....98.52%   $7,308,823
Other assets less liabilities ........... 1.48%      109,710
                                          ----    ----------
TOTAL NET ASSETS .......................100.00%   $7,418,533
                                                  ==========



   The accompanying notes are an integral part of these financial statements.



                            CROFT FUNDS CORPORATION
                      STATEMENT OF ASSETS AND LIABILITIES
                          CROFT-LEOMINSTER INCOME FUND
                                 April 30, 1997
--------------------------------------------------------------------------------


ASSETS
Investments at value (cost $7,117,312) .....................          $7,308,823
Dividends and interest receivable ..........................             158,066
Due from investment adviser (Note 3) .......................                  74
                                                                       ---------
       TOTAL ASSETS ........................................           7,466,963
                                                                       ---------

LIABILITIES
Payable for fund shares redeemed .............................               900
Payable for dividends declared ...............................            31,348
Other expenses ...............................................            17,082
                                                                       ---------
       TOTAL LIABILITIES .....................................            48,430
                                                                       ---------

NET ASSETS
Net assets, equivalent to $10.40 on 713,385 shares
outstanding. (Note 4) ........................................        $7,418,533
                                                                      ==========

COMPUTATION OF NET ASSET VALUE PER SHARE AND
PUBLIC OFFERING PRICE   ......................................        $    10.40
                                                                      ==========

NET ASSETS CONSIST OF:
Paid in capital ..............................................         7,237,614
Undistributed net investment income ..........................             2,824
Accumulated undistributed net realized
   gains (losses) from security transactions .................          (13,416)
Net unrealized appreciation (depreciation)
   of investments ............................................           191,511
                                                                     ----------

NET ASSETS APRIL 30, 1997 ....................................        $7,418,533
                                                                      ==========

   The accompanying notes are an integral part of these financial statements.


                            CROFT FUNDS CORPORATION
                            STATEMENT OF OPERATIONS
                          CROFT-LEOMINSTER INCOME FUND
                       For the year ended April 30, 1997
--------------------------------------------------------------------------------



INVESTMENT INCOME:

Dividends $ ..............................................                70,727
Interest .................................................               532,824
Other ....................................................                 2,257
                                                                         -------
       Total income ......................................               605,808
                                                                         -------

EXPENSES:
Investment advisory fee (Note 3) .........................                55,199
Administrative fee .......................................                24,586
Legal Fee ................................................                14,399
Transfer agent fee .......................................                11,687
Audit fee ................................................                 6,581
Insurance ................................................                 6,249
Custody fee ..............................................                 6,001
Printing .................................................                 3,800
Registration .............................................                 3,325
Distribution fee (Note 3) ................................                     0
Other ....................................................                 1,131
                                                                         -------
     TOTAL EXPENSES ......................................               132,958

     Less: Expense reimbursement .........................               (56,099)
                                                                         -------
     Net expenses ........................................                76,859
                                                                         -------
     NET INVESTMENT INCOME (LOSS) ........................               528,949
                                                                         -------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments ..................                18,264
Distributions of realized gains by other investment companies             24,775
Unrealized appreciation (depreciation) of investments
     for the period ......................................               123,697
                                                                         -------
     NET GAIN (LOSS) ON INVESTMENTS ......................               166,736
                                                                         -------
     NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.             $695,685
                                                                        ========



   The accompanying notes are an integral part of these financial statements.


                            CROFT FUNDS CORPORATION
                       STATEMENT OF CHANGES IN NET ASSETS
                          CROFT-LEOMINSTER INCOME FUND
                        For the year ended April 30, 1997

--------------------------------------------------------------------------------



                                                  For the        May 4, 1995*
                                                 year ended        through
                                               April 30, 1997   April 30, 1996
                                               --------------   --------------


INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:

Net investment income ..........................  $528,949          $406,481
Net realized gain (loss) on investments ........    18,264            30,969
Distributions of realized gains by other
   investment companies ........................    24,795                 0
Unrealized appreciation (depreciation) for
  the period ....... ...........................   123,697            67,814
                                                   -------            ------

Net increase (decrease) in net assets
     from operations ..........................    695,685           505,264
                                                   -------           -------
DIVIDENDS PAID TO SHAREHOLDERS:

Net investment income ($.84 and .73 per share,
  respectively) ..............................   (557,517)           (399,864)
Capital gains ($.06 and .03 per share,
  respectively) ..............................    (45,617)            (17,033)

CAPITAL SHARE TRANSACTIONS (NOTE 4)...........    875,797            6,361,818
                                                  -------            ---------

       TOTAL INCREASE ........................    968,348            6,450,185

NET ASSETS:
Beginning of period ..........................  6,450,185                    0
                                                ---------            ---------

End of period (including undistributed
     net investment income of $2,824)
     and $6,617, respectively) ..............  $ 7,418,533         $ 6,450,185
                                               ===========         ===========

* Commencement of operations



   The accompanying notes are an integral part of these financial statements.

                            CROFT FUNDS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1997

--------------------------------------------------------------------------------



NOTE 1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

The Croft-Leominster Income Fund (the "Fund"), is a managed portfolio of the Croft Funds Corpor-ation, a diversified open-end management investment company registered under the Investment Company Act of 1940. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Value Fund. It was organized in 1994 to succeed to the business of Croft-Leominster Inc.'s Leominster Income Limited Partnership, an investment company organized as a limited partnership which commenced operations January 1, 1992 for the purpose of investing the partners' capital in securities under professional investment management. This succession occurred on May 4, 1995 when the partnership's net assets aggregating $3,175,041 were transferred to the Croft-Leominster Income Fund in exchange for 317,504 shares of the Fund's capital stock. As a result of transferring such assets at their market value, the change in unrealized appreciation of investments for the period, as shown in the Statement of Operations will not equal the current unrealized appreciation at April 30, 1997 as shown in the Statement of Assets and Liabilities and the Schedule of Investments.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(a) Valuation of Securities.

    Investments are stated at value based on latest sales prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported, or which are traded over the counter, are valued at the last reported bid price.

(b) Income taxes.

    The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore no provision has been made for federal income taxes.

(c) Other.

    Realized gains and losses are reported on an identified cost basis. Securities transactions are recorded on the trade date basis. Interest is accrued as earned and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                            CROFT FUNDS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1997

--------------------------------------------------------------------------------

NOTE 3.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES.

The Fund retains Croft-Leominster Inc. (Adviser) as its investment adviser. Under the terms of the agreement the Adviser receives a fee, computed daily and payable monthly at the annual rate of .79% of the Income Fund's average daily net assets. Until December 31, 1997, the manager guarantees that the overall expense ratio for the Income Fund, which exclude ordinary brokerage commissions incurred in the purchase or sale of portfolio securities, will not exceed 1.35%. As a result, for the year ended April 30, 1997, the Adviser accrued reimbursements to the Fund of $56,099.

Pursuant to a plan of  Distribution  the Fund pays a  distribution  fee of up to
 .25% of the average daily net assets to Broker-Dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.

The  Croft   Funds   Corporation   elected  to  waive  the  12b-1  fee  for  the
Croft-Leominster Income Fund on August 23, 1995. The waiver was enacted primarily because the Corporation currently does not have any 12b-1 agreements with a broker-dealer or any other financial institution, and felt it imprudent to accrue fees for compensation of the same. The 12b-1 fee will be waived into the foreseeable future; however, the Croft Funds Corporation reserves the right to terminate the waiver and reinstate the 12b-1 fee at any time in its sole discretion.

NOTE 4. CAPITAL STOCK.

At April 30, 1997, there were 30,000,000 shares of capital stock ($.001 par value) authorized for the Croft Funds Corporation, and capital paid-in amounted to $7,237,614 for the Income Fund. Transactions in capital stock were as follows:


                                                         For the
                                                        year ended
                                                      April 30, 1997
                                                     ---------------
                                                 Shares              Amount
                                                 ------              ------

Sold .....................................        55,851             $ 581,758
Issued on reinvestment
of dividends .............................        44,932               467,568
Redemptions ..............................       (16,411)             (173,529)
                                                 -------              --------

Net increase .............................        84,372             $ 875,797
                                                  ======             =========

                            CROFT FUNDS CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1997

--------------------------------------------------------------------------------

NOTE 5. INVESTMENT TRANSACTIONS.

During the period ended April 30, 1997, purchases and sales of investment securities, excluding short-term obligations were as follows:



          Cost of purchases                  $2,056,301
          Proceeds of sales                     891,963

At April 30, 1997 the net unrealized appreciation based on cost for Federal income tax purposes of $7,072,967 for the Income Fund was as follows:

          Unrealized appreciation             $277,878)
          Unrealized depreciation             (42,022)
                                              -------

                                             $ 235,856
                                             =========


NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

The Croft-Leominster Income Fund makes dividend distributions quarterly. During the fiscal year ended April 30, 1997, distributions of $.90 aggregating $603,134 were declared with $31,348 remaining payable to shareholders at year end.


NOTE 7.  FINANCIAL INSTRUMENT DISCLOSURE

There are no reportable financial instruments that have any off balance sheet risk as of April 30, 1997.


                             CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                  Financial Highlights for a share outstanding
                              throughout the period


Per Share Operating Performance (for a
share outstanding throughout the period)


                                            For the              May 4, 1995*
                                           year ended              through
                                         April 30, 1997         April 30, 1996
                                         --------------         --------------

NET ASSET VALUE, BEGINNING OF PERIOD         $ 10.25                  $ 10.00
                                             -------                  -------

Income from investment  operations:
     Net investment income .................     .79                      .73
     Capital gains .........................     .04                      .03
     Net realized and unrealized gain (loss)
         on investments ....................     .22                      .25
                                              ------                   ------

      TOTAL FROM INVESTMENT OPERATIONS .....    1.05                     1.01
                                             -------                   ------

Less distributions:
     Dividends from net investment income ..    (.84)                    (.73)
     Dividends  from net realized gains ....    (.06)                    (.03)
                                             -------                   ------

      TOTAL DISTRIBUTIONS ..................    (.90)                    (.76)
                                             -------                   ------

NET ASSET VALUE, END OF PERIOD ............. $ 10.40                  $ 10.25
                                             =======                  =======

RATIOS/SUPPLEMENTAL DATA:
     Net  assets,  end of period  (000's) ..   7,419                    6,450
     Ratios to average net assets:
     Expenses ..............................    1.10%                    1.10%**
     Net investment income .................    7.92%                    7.35%**
     Portfolio turnover rate ...............   13.73%                   13.76%
     Average Commission Rate Paid ..........    .0711                      -

Total Return ...............................   10.56%                   10.17%



 * Commencement of operations
** Annualized

   The accompanying notes are an integral part of these financial statements.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                                 April 30, 1997


                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Directors
Croft Funds Corporation

We have audited the accompanying statement of assets and liabilities of Croft Funds Corporation (comprising, respectively, the Croft-Leominster Income Fund and Croft-Leominster Value Fund), including the schedule of portfolio investments, as of April 30, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets, and financial highlights for the year then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of April 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Croft Funds Corporation as of April 30, 1997, the results of its operations for the year then ended, the changes in net assets, and the financial highlights for the year then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio 44145
May 13, 1997

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER INCOME FUND
                                 April 30, 1997




AVERAGE ANNUAL TOTAL RETURN PERFORMANCE                   PERIOD ENDED 4/30/97

                                                              Since Inception
                                   One Year       Five Years*   (01/01/92)*
                                   --------       -----------   -----------

Croft-Leominster Income Fund*      + 10.5%         + 10.2%        + 11.2%

Lehman Brothers Intermediate       +  6.4%         +  6.8%         + 6.3%
Government/Corporate Bond Index

* The performance data quoted includes past performance of the Leominster Income Limited Partnership, the predecessor to the Croft-Leominster Income Fund. This past performance has been adjusted for fees and expenses for the periods prior to inception of the Croft-Leominster Income Fund on May 4, 1995. The Leominster Income Limited Partnership was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

Total return takes into account all distributions made by the Fund, as well as changes in share price over the period. Past performance is not indicative of future results.


[GRAPH SHOWN HERE]

This  graph  depicts  the  performance  of the Fund vs.  its  benchmark  (Lehman
Brothers International Government Bond Index) using a $10,000 initial investment. The value of the Fund at April 30, 1997 was $17,655 vs. $13,866 for the benchmark.

                                CROFT-LEOMINSTER
                                  INCOME FUND

                                 1-800-746-3322